Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: July 22, 2025	Subscription Amount:	$2,500,000
Scheduled Maturity Date: July 22, 2026	Original Issue Discount:	$625,000
Original Interest Discount: 20%	Original Principal Amount:	$3,125,000

PROPHASE LABS, INC.

20% OID SENIOR SECURED CONVERTIBLE NOTE

THIS 20% OID SENIOR SECURED CONVERTIBLE NOTE is one of a series of duly authorized and validly issued senior secured promissory notes of ProPhase Labs, Inc., a Delaware corporation (the “Company”), designated as its 20% OID Senior Secured Convertible Notes (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to REDACTED, or its registered assigns (the “Holder”), the principal sum of $3,125,000 (the “Original Principal Amount”) on the earlier to occur the Scheduled Maturity Date set forth hereinabove, or such earlier date as this Note is required or permitted to be repaid as provided hereunder or under the Purchase Agreement (as defined below) (as the case may be, the “Maturity Date”). This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Applicable Rate” means ten percent (10%) prior to the occurrence of an Event of Default and twenty-four percent (24%) from and after the occurrence of any Event of Default.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Conversion” means a conversion of this Note pursuant to Section 5.

“Conversion Amount” shall have the meaning set forth in Section 5.

“Conversion Date” means the date on or after the Convertibility Date of any Conversion in accordance with the terms of this Note.

“Conversion Price” means, as of any Conversion Date, the lower of: (A) the greater of (1) eighty percent (80%) of the VWAP of the Common Stock for such Conversion Date and (2) the Floor Price, and (B) the Maximum Conversion Price.

“Conversion Shares” with respect to any Conversion, a number of shares of Common Stock equal to the number obtained (rounded up to the nearest whole share) by dividing the Conversion Amount thereof by the Conversion Price.

“Convertibility Date” means the earlier to occur of: (i) the date that is four (4) months after the Original Issue Date, and (ii) the Maturity Date; and (ii) such earlier date as may be approved in advance by the Company.

“Default Amount” means the product of: (A) the sum of (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid interest (including compounded interest) thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any, and (B)(1) 112% until the one-month anniversary of the relevant Event(s) of Default, (2) 124% from and after the two month anniversary of the relevant Event(s) of Default, and (3) 136% from and after three- month anniversary of the relevant Event(s) of Default.

“Event of Default” shall have the meaning set forth in Section 7.

“Floor Price” means the product of: (A)(i) prior to the Stockholder Approval Date, 50%, and (ii) on and after the Stockholder Approval Date, 20%; and (B) the lesser of: (i) the last closing price of the Common Stock immediately preceding the date of this Agreement, and (ii) the average closing price of the Common Stock on for the five Trading Days immediately preceding the date of this Agreement; provided that from and after the occurrence of any Event of Default under Section 7(h) hereof the Floor Price shall be zero ($0).

“Interest Payment Date” means the 28th day of each calendar month from and after the Original Issue Date.

“Maximum Conversion Price” means $1.25.

“Note Register” shall have the meaning set forth in Section 2(d).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Payment Amount” means 100% of the sum of: (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid simple interest thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any.

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“Premium Amount” means 110% of the sum of: (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid interest(including compounded interest) thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of July 16, 2025, by and among the Company and the original Holders, as amended, modified, or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(b)(ii).

“Trading Day” means any day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed for trading or quoted on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors of any of the foregoing).

“VWAP” means, for any Conversion Date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the lowest daily volume weighted average price of the Common Stock within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market, the lowest volume weighted average price of the Common Stock within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the lowest bid price per share of the Common Stock so reported within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2. Payments; Interest, Etc.

(a) Payment. The entire unpaid Payment Amount shall be due and payable on the Maturity Date; provided that if an Event of Default shall have previously occurred (whether before or after the Maturity Date) then the Default Amount shall become immediately due and payable. The Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

(b) Interest. Interest shall accrue on the outstanding Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) at an annual rate equal to the Applicable Rate. Such interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the issue of this Note until payment (or conversion) in full of the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount). Interest shall cease to accrue with respect to any Notes converted hereunder, provided that the Company actually delivers the Conversion Shares within the time period required hereunder. Payments of interest hereunder will be paid to the Person in whose name this Note is registered on the Note Register.

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(c) Voluntary Prepayment. The Company may prepay this Note in full at any time after the Original Issue Date in an amount equal to the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount). Voluntary prepayment shall not be offered to any holder of Notes unless voluntary prepayment is offered on a pro rata basis to all holders of Notes on identical terms. The Company shall give at least five (5) days’ prior written notice to Holder of such proposed prepayment by email to the Holder and Lead Investor (the latter at REDACTED and REDACTED), and Holder may, by written Notice of Conversion to the Company delivered on or before 4:00 p.m. (New York City time) on the fifth day (5th) after such notice of proposed prepayment by email to REDACTED, elect to convert up to $500,000 of the outstanding principal balance of this Note into Conversion Shares hereunder.

(d) Note Register. All payments and prepayments hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). Upon the payment in full of the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) in accordance with the terms of this Note, or full Conversion of this Note, the Holder shall promptly surrender this Note to or as directed by the Company.

Section 3. Registration of Transfers and Exchanges.

(a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

(c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Negative Covenants.

As long as any portion of this Note remains outstanding, unless the holder(s) of a majority in Original Principal Amount of the then outstanding Notes (including the Lead Investor, if it then holds any Notes) shall have otherwise given their prior written consent, the Company shall not, directly or indirectly:

(a) change the nature of its business without approval of majority in Original Principal Amount of the then outstanding Notes (including the Lead Investor, if it then holds any Notes) unless the Notes shall be repaid or converted in full;

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(b) effect any Asset Sale with respect to twenty percent (20%) or more of the total assets of the Company and its Subsidiaries unless the net cash proceeds thereof are in excess of the aggregate outstanding Original Principal Amount of all Notes and Permitted Additional Debt then outstanding and all applied and utilized in accordance with Section 4.05(c) of the Purchase Agreement;

(c) enter into any VRT Transactions (other than a Permitted ATM);

(d) enter into or accept any new “merchant-cash-advances (MCA) or similar financing instruments having an Annual Percentage Rate (APR) in excess of thirty percent (30%);

(e) enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness that is senior to or (other than Permitted Additional Debt) pari passu with the Notes on a contractual basis and/or the Lien on the Collateral (as defined in the Security Agreement);

(f) amend its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder unless consented to by the Holder;

(g) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $25,000 for all officers and directors during the term of this Note, or (ii) shares of Common Stock and Common Stock Equivalents which do not vest or are otherwise forfeited, provided (in case of forfeiture) that such Common Stock and Common Stock Equivalents are not acquired for cash;

(h) repay, repurchase or offer to repay, repurchase or otherwise acquire any secured Indebtedness other than the Notes and Prior $1,000,000 Debt (on a pro rata basis as permitted under the Purchase Agreement) and other than regularly scheduled interest payments with respect to Permitted Additional Debt (for the sake of clarity, any existing unsecured debt, trade payables and working capital expenses can be paid back in the ordinary course of business);

(i) pay cash dividends or distributions on any of its Common Stock equity securities of the Company;

(j) create, permit or suffer to exist any Lien on any of its or any Subsidiaries properties and assets other than (x) Permitted Liens and (y) Liens that are fully subordinated to the Liens granted under the Security Agreement;

(k) enter into any material transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(l) enter into any agreement with respect to any of the foregoing.

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Section 5. Conversion.

(a) Optional Conversion. From and after the Convertibility Date, the Holder shall have the right, at the Holder’s option, to convert the entire Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) of this Note (as the case may be, the “Conversion Amount”) into Conversion Shares by following the mechanics of conversion set forth in Section 5(b).

(b) Mechanics of Conversion.

(i) Conversion Notice. Holder may, at any time and from time to time from and after the Convertibility Date, convert all or any portion of the Conversion Amount of this Note into Conversion Shares at the Conversion Price, by delivering to the Company: (A) written notice of its election to convert this Note pursuant to this Section 5, including the Conversion Amount, and (B) in the case of a Conversion of the entire Conversion Amount of this Note, the original Note instrument (or a notice to the effect that such original Note has been lost, stolen or destroyed).

(ii) Delivery of Conversion Shares upon Conversion. With respect to each Conversion of this Note, the Company shall deliver, or cause to be delivered, to the Holder the Conversion Shares no later than the date that is the earlier of: (i) two (2) Business Days after the delivery to the Company of the notice of such Conversion; and (ii) the number of Trading days comprising the Standard Settlement Period after the delivery to the Company of such (such date, the “Share Delivery Date”). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the notice of Conversion.

(iii) Failure to Deliver Conversion Shares. If the Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares to rescind the Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares (if any) issued to such Holder pursuant to the rescinded Conversion Notice.

(iv) Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon Conversion of this Note on the relevant Share Delivery Date in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set off, counter claim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person (unless the Conversion would violate any law applicable to the Company), and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the Conversion Amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the greater of (i) the Default Amount of this Note and (ii) the converted value of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed Conversion. If the Company fails for any reason to deliver to the Holder such Conversion Shares pursuant to Section 5(b)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Amount being converted, the sum of (1) $20 per Trading Day (increasing to $35 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion, and (2) the product of (i) the number of Conversion Shares issuable upon such conversion and (ii) the difference between the highest trade price and the lowest trade price during the period beginning on the Conversion Date of such Conversion and the date on which the Conversion Shares are delivered to Holder’s prime broker and are available to be sold. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Note remains outstanding. Nothing herein shall prohibit the Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law.

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(v) Fractional Shares: No fractional shares or scrip representing fractional shares shall be issued upon any Conversion. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon any Conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(vi) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted. The Company shall pay all transfer agent fees required for same-day processing of any conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Conversion Shares.

(c) Holder’s Conversion Limitations. The Company shall not affect any Conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon Conversion of this Note, but shall exclude the number of shares which are issuable upon conversion of the unconverted or unexercised portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 5(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(c) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which Conversion Amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 5(c), in determining the number of outstanding Common Stock, the Holder may rely on the number of outstanding Common Stock as stated in the most recent of the following: (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note and any Warrants, by the Holder or its Affiliates since the date as of which such number of outstanding Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon Conversion of this Note. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 5(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon Conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 5(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. Notwithstanding the foregoing, in the event the Holder elects to increase the Beneficial Ownership Limitation above 4.99%, the Holder covenants and agrees that, without the prior written consent of the Company, it shall not, directly or indirectly, act in concert with, form a “group” (as defined in Section 13(d)(3) of the Exchange Act), or otherwise coordinate or collaborate with any other person or entity that is a filer or required to be a filer under Schedule 13D with respect to the Common Stock of the Company, in any manner that is intended to or would reasonably be expected to oppose, challenge, or act in a manner adverse to the Company’s management or Board. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 6. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in Common Stock on Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Maximum Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

(b) Fundamental Transactions. If, at any time while this Note is outstanding: (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which, at any time while this Note is outstanding on or after the date of the occurrence (if any) of an Event of Default, holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 5(c) on the Conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock issuable upon Conversion of this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation). For purposes of any such conversion, the determination of the Maximum Conversion Price and/or Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 6(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Stock acquirable and receivable upon Conversion of this Note (without regard to any limitations in Section 5(c) on the Conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(c) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(d) Adjustment to Conversion Price. Whenever the Conversion Price or Maximum Conversion Price is adjusted pursuant to any provision of this Section 6, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price and/or Maximum Conversion Price (as applicable) after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 7. Events of Default.

It shall be considered an event of default if any of the following events listed in this Section 4 (each, an “Event of Default”) shall occur:

(a) Failure to Pay Principal or Interest. The Company fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

(b) Failure to Reserve or Deliver Shares. (1) The Company fails to reserve the Required Reserve Amount of shares of Common Stocks Stock required under the terms of the Purchase Agreement, fails to issue Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Company directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note subject to regulations (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph), or fails to supply an opinion letter specific to the fact that Common Stock issued pursuant to conversion of the Note, as well as the shares issued pursuant to the Warrant are exempt from Registration Requirements pursuant to Rule 144, and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Company to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Company to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Company’s transfer agent in order to process a conversion, such advanced funds shall be paid by The Company to the Holder within five (5) business days of a demand from the Holder, either in cash or as an addition to the outstanding Principal Amount of the Note, and such choice of payment method is at the discretion of The Company. (2) The Company establishes a reserve of its Common Stock for the benefit of a party other than the Holder, without obtaining prior approval in writing by the Lead Investor.

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(c) Breach of Covenants. The Company, or the relevant related party, as the case may be, breaches any covenant, post-closing obligation or other term or condition contained in any Transaction Document that has a Material Adverse Effect.

(d) Breach of Representations and Warranties. Any representation or warranty of the Company made herein or in any agreement, statement or certificate given pursuant hereto or in connection herewith, shall be false or misleading in any respect when made and the breach of which has (or with the passage of time will have) a Material Adverse Effect.

(e) Receiver or Trustee. The Company or any Subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed, except as part of the Crown Medical Collection initiative.

(f) Judgments or Settlements. (1) Any money judgment, writ or similar process shall be entered or filed against the Company or any Subsidiary of the Company or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days unless otherwise consented to by the Holder; or (2) the settlement of any claim or litigation, creating an obligation on the Company in amount over $2,000,000.

(g) Bankruptcy. The bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief shall be instituted by or against the Company or any Subsidiary of the Company, except any filing related to the Company’s Crown Medical Collections initiative.

(h) Delisting of Common Stocks. If at any time on or after the date hereof, (i) the Company shall fail to maintain the listing or quotation of the Common Stock on a national securities exchange or any tier of the over-the-counter market maintained by OTC Markets Group, Inc. (“OTC”) other than the OTC’s Expert Market, or (ii) subsequent to an uplisting of the Company’s Common Stock to a National Exchange (as defined in the Exchange Act), the Company shall fail to maintain such listing or quotation on a National Exchange.

(i) Failure to Comply with Regulatory Reporting Requirements. The Company fails to be in material compliance with, or ceases to be subject to, the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings).

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(j) Change of Control or Liquidation. Any Change of Control of the Company, or the dissolution, liquidation, or winding up of The Company or any substantial portion of its business. As used herein, a “Change of Control” shall be deemed to occur upon the consummation of any of the following events: (a) any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (other than the Company or any Subsidiary of the Company) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board; (b) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a “Current Director” shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company’s shareholders, was approved by at least a majority of the Current Directors then on the Board); (c) (i) the complete liquidation of the Company or (ii) the merger or consolidation of the Company, other than a merger or consolidation in which (x) the holders of the Common Stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the Common Stocks of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation, which liquidation, merger or consolidation has been approved by the shareholders of the Company; (d) the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company pursuant to an agreement (or agreements) which has (have) been approved by the shareholders of the Company; or (e) the termination of the current Chief Executive Officer of the Company.

(k) Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l) Maintenance of Assets. The failure by the Company to maintain any intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future), to the extent that such failure would result in a Material Adverse Effect.

(m) Financial Statement Restatement. The Company restates any financial statements for any date or period from two years prior to the Original Issue Date and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note.

(n) Challenge to Validity or Enforceability. The Company, the undersigned, or any party acting on their behalf contests, disputes, or otherwise challenges the validity, enforceability, or authorization of this Note or any of the other Transaction Documents, or any obligations arising hereunder or thereunder, or (ii) the Company, the undersigned, or any party acting on their behalf, asserts, directly or indirectly, that the execution, delivery, or performance of this Note, or any of the other Transaction Documents, was not duly authorized.

(o) Illegality. Any court of competent jurisdiction issues an order declaring this Note, any of the other Transaction Documents or any provision hereunder or thereunder to be illegal.

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(p) Cross-Default. Notwithstanding anything to the contrary contained in this Note or any of the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in any of the other financial instrument, including but not limited to all promissory notes, currently issued, or hereafter issued, by the Company, to the Holder or any other third party (the “Other Agreements”), after the passage of all applicable notice and cure or grace periods, that results in a Material Adverse Effect shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

(q) Reverse Splits. The Company effectuates a reverse split of its Common Shares without ten (10) days prior written notice to the Holder.

(r) Replacement of Transfer Agent. In the event that the Company proposes to replace its transfer agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company and the Company.

(s) DWAC Eligibility. In addition to the Event of Default in Section 4.1.21, the Common Stock is otherwise not eligible for trading through the DTC’s Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs, or if the Company is not registered with DTC on the Issue Date, Company fails to become DTC registered within 30 days of the Issue Date.

(t) Inside Information. Unless such information is requested by the Holder, any attempt by the Company or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Company or its officers, directors, and/or affiliates of, material non-public information concerning the Company, to the Holder or its successors and assigns, which is not immediately cured by Company’s filing of a Form 8-K pursuant to Regulation FD on that same date.

(u) Failure of Security Interest. (a) Any material provision of the Security Agreement shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under the Security and Pledge Agreement; (b) the Security Agreement, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Holder on any Collateral (as defined in the Security Agreement).

(v) Failure to Register Shares. The Company shall fail to cause the Underlying Shares (as defined in the Purchase Agreement) to be registered pursuant to the terms of the Purchase Agreement.

(w) Chief Executive Officer Conduct. The Chief Executive Officer is indicted or arrested for violating any law, rule, regulation, or cease-and-desist order, or is convicted of a criminal offense in a state of federal court (but not including traffic violations or similar offenses) and the arrest or indictment has a Material Adverse Effect.

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(x) Section 3(a)(10) Transactions. The Company shall enter into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act (“3(a)(10) Transaction”).

(y) Failure to Obtain Stockholder Approval. The Company shall fail to obtain the Stockholder Approval by November 22, 2025.

The parties agree that it shall not be an “Event of Default” if a UCC that was unknown is subsequently discovered, on the condition that RDM files UCC-3.

If any Event of Default occurs the Default Amount shall become immediately due and payable in cash, and the Company shall pay to the holders of Notes (pro rata, in accordance with their respective Original Principal Amounts) an aggregate monthly monitoring fee of $10,000 per month, payable upon the occurrence of such Event of Default and on each Interest Payment Date thereafter. The Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and/or all other Transaction Documents (including the Security Agreement) and all other remedies available to it under applicable law. Any acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment of this Note. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Purchase Agreement, or such other, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a).

(b) Absolute Obligation; Ranking. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest on, as applicable, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note: (i) is a direct debt obligation of the Company; (ii) ranks pari-passu with all other senior obligations of the Company and senior to all subordinated and junior obligations of the Company; and (iii) is secured by the Security Agreement and the Collateral (as defined therein).

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be determined in accordance with Section 5.08 of the Purchase Agreement.

(e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

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(f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(j) Amendments; Waivers. Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Purchase Agreement.

Section 9. Intentionally Omitted.

Section 10. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder’s election.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PROPHASE LABS, INC.

By:
Name:	Ted Karkus
Title:	Chief Executive Officer

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NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: July 22, 2025	Subscription Amount:	$500,000
Scheduled Maturity Date: July 22, 2026	Original Issue Discount:	$125,000
Original Interest Discount: 20%	Original Principal Amount:	$625,000

PROPHASE LABS, INC.

20% OID SENIOR SECURED CONVERTIBLE NOTE

THIS 20% OID SENIOR SECURED CONVERTIBLE NOTE is one of a series of duly authorized and validly issued senior secured promissory notes of ProPhase Labs, Inc., a Delaware corporation (the “Company”), designated as its 20% OID Senior Secured Convertible Notes (this note, the “Note” and, collectively with the other notes of such series, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to REDACTED, or its registered assigns (the “Holder”), the principal sum of $625,000 (the “Original Principal Amount”) on the earlier to occur the Scheduled Maturity Date set forth hereinabove, or such earlier date as this Note is required or permitted to be repaid as provided hereunder or under the Purchase Agreement (as defined below) (as the case may be, the “Maturity Date”). This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, and (b) the following terms shall have the following meanings:

“Applicable Rate” means ten percent (10%) prior to the occurrence of an Event of Default and twenty-four percent (24%) from and after the occurrence of any Event of Default.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Conversion” means a conversion of this Note pursuant to Section 5.

“Conversion Amount” shall have the meaning set forth in Section 5.

“Conversion Date” means the date on or after the Convertibility Date of any Conversion in accordance with the terms of this Note.

“Conversion Price” means, as of any Conversion Date, the lower of: (A) the greater of (1) eighty percent (80%) of the VWAP of the Common Stock for such Conversion Date and (2) the Floor Price, and (B) the Maximum Conversion Price.

“Conversion Shares” with respect to any Conversion, a number of shares of Common Stock equal to the number obtained (rounded up to the nearest whole share) by dividing the Conversion Amount thereof by the Conversion Price.

“Convertibility Date” means the earlier to occur of: (i) the date that is four (4) months after the Original Issue Date, and (ii) the Maturity Date; and (ii) such earlier date as may be approved in advance by the Company.

“Default Amount” means the product of: (A) the sum of (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid interest (including compounded interest) thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any, and (B)(1) 112% until the one-month anniversary of the relevant Event(s) of Default, (2) 124% from and after the two month anniversary of the relevant Event(s) of Default, and (3) 136% from and after three- month anniversary of the relevant Event(s) of Default.

“Event of Default” shall have the meaning set forth in Section 7.

“Floor Price” means the product of: (A)(i) prior to the Stockholder Approval Date, 50%, and (ii) on and after the Stockholder Approval Date, 20%; and (B) the lesser of: (i) the last closing price of the Common Stock immediately preceding the date of this Agreement, and (ii) the average closing price of the Common Stock on for the five Trading Days immediately preceding the date of this Agreement; provided that from and after the occurrence of any Event of Default under Section 7(h) hereof the Floor Price shall be zero ($0).

“Interest Payment Date” means the 28th day of each calendar month from and after the Original Issue Date.

“Maximum Conversion Price” means $1.25.

“Note Register” shall have the meaning set forth in Section 2(d).

“Original Issue Date” means the date of the first issuance of the Notes, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Notes.

“Payment Amount” means 100% of the sum of: (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid simple interest thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any.

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“Premium Amount” means 110% of the sum of: (1) the outstanding Original Principal Amount of this Note, plus (2) all accrued and unpaid interest(including compounded interest) thereon, if any, plus (3) all liquidated damages due under this Note, the Purchase Agreement or any other Transaction Document, plus (4) all other costs and expenses due under or in respect of this Note, if any.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of July 16, 2025, by and among the Company and the original Holders, as amended, modified, or supplemented from time to time in accordance with its terms.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(b)(ii).

“Trading Day” means any day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed for trading or quoted on the date in question: the NYSE, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, or the Nasdaq Global Select Market (or any successors of any of the foregoing).

“VWAP” means, for any Conversion Date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the lowest daily volume weighted average price of the Common Stock within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market, the lowest volume weighted average price of the Common Stock within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on a Trading Market, OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the lowest bid price per share of the Common Stock so reported within the ten (10) Trading Days immediately prior to such Conversion Date (or the nearest preceding date), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2. Payments; Interest, Etc.

(a) Payment. The entire unpaid Payment Amount shall be due and payable on the Maturity Date; provided that if an Event of Default shall have previously occurred (whether before or after the Maturity Date) then the Default Amount shall become immediately due and payable. The Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.

(b) Interest. Interest shall accrue on the outstanding Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) at an annual rate equal to the Applicable Rate. Such interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the issue of this Note until payment (or conversion) in full of the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount). Interest shall cease to accrue with respect to any Notes converted hereunder, provided that the Company actually delivers the Conversion Shares within the time period required hereunder. Payments of interest hereunder will be paid to the Person in whose name this Note is registered on the Note Register.

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(c) Voluntary Prepayment. The Company may prepay this Note in full at any time after the Original Issue Date in an amount equal to the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount). Voluntary prepayment shall not be offered to any holder of Notes unless voluntary prepayment is offered on a pro rata basis to all holders of Notes on identical terms. The Company shall give at least five (5) days’ prior written notice to Holder of such proposed prepayment by email to the Holder and Lead Investor (the latter at REDACTED), and Holder may, by written Notice of Conversion to the Company delivered on or before 4:00 p.m. (New York City time) on the fifth day (5th) after such notice of proposed prepayment by email to REDACTED, elect to convert up to $500,000 of the outstanding principal balance of this Note into Conversion Shares hereunder.

(d) Note Register. All payments and prepayments hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). Upon the payment in full of the Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) in accordance with the terms of this Note, or full Conversion of this Note, the Holder shall promptly surrender this Note to or as directed by the Company.

Section 3. Registration of Transfers and Exchanges.

(a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

(c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Negative Covenants.

As long as any portion of this Note remains outstanding, unless the holder(s) of a majority in Original Principal Amount of the then outstanding Notes (including the Lead Investor, if it then holds any Notes) shall have otherwise given their prior written consent, the Company shall not, directly or indirectly:

(a) change the nature of its business without approval of majority in Original Principal Amount of the then outstanding Notes (including the Lead Investor, if it then holds any Notes) unless the Notes shall be repaid or converted in full;

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(b) effect any Asset Sale with respect to twenty percent (20%) or more of the total assets of the Company and its Subsidiaries unless the net cash proceeds thereof are in excess of the aggregate outstanding Original Principal Amount of all Notes and Permitted Additional Debt then outstanding and all applied and utilized in accordance with Section 4.05(c) of the Purchase Agreement;

(c) enter into any VRT Transactions (other than a Permitted ATM);

(d) enter into or accept any new “merchant-cash-advances (MCA) or similar financing instruments having an Annual Percentage Rate (APR) in excess of thirty percent (30%);

(e) enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness that is senior to or (other than Permitted Additional Debt) pari passu with the Notes on a contractual basis and/or the Lien on the Collateral (as defined in the Security Agreement);

(f) amend its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder unless consented to by the Holder;

(g) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to (i) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $25,000 for all officers and directors during the term of this Note, or (ii) shares of Common Stock and Common Stock Equivalents which do not vest or are otherwise forfeited, provided (in case of forfeiture) that such Common Stock and Common Stock Equivalents are not acquired for cash;

(h) repay, repurchase or offer to repay, repurchase or otherwise acquire any secured Indebtedness other than the Notes and Prior $1,000,000 Debt (on a pro rata basis as permitted under the Purchase Agreement) and other than regularly scheduled interest payments with respect to Permitted Additional Debt (for the sake of clarity, any existing unsecured debt, trade payables and working capital expenses can be paid back in the ordinary course of business);

(i) pay cash dividends or distributions on any of its Common Stock equity securities of the Company;

(j) create, permit or suffer to exist any Lien on any of its or any Subsidiaries properties and assets other than (x) Permitted Liens and (y) Liens that are fully subordinated to the Liens granted under the Security Agreement;

(k) enter into any material transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(l) enter into any agreement with respect to any of the foregoing.

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Section 5. Conversion.

(a) Optional Conversion. From and after the Convertibility Date, the Holder shall have the right, at the Holder’s option, to convert the entire Payment Amount (or, if an Event of Default shall have previously occurred, the Default Amount) of this Note (as the case may be, the “Conversion Amount”) into Conversion Shares by following the mechanics of conversion set forth in Section 5(b).

(b) Mechanics of Conversion.

(i) Conversion Notice. Holder may, at any time and from time to time from and after the Convertibility Date, convert all or any portion of the Conversion Amount of this Note into Conversion Shares at the Conversion Price, by delivering to the Company: (A) written notice of its election to convert this Note pursuant to this Section 5, including the Conversion Amount, and (B) in the case of a Conversion of the entire Conversion Amount of this Note, the original Note instrument (or a notice to the effect that such original Note has been lost, stolen or destroyed).

(ii) Delivery of Conversion Shares upon Conversion. With respect to each Conversion of this Note, the Company shall deliver, or cause to be delivered, to the Holder the Conversion Shares no later than the date that is the earlier of: (i) two (2) Business Days after the delivery to the Company of the notice of such Conversion; and (ii) the number of Trading days comprising the Standard Settlement Period after the delivery to the Company of such (such date, the “Share Delivery Date”). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the notice of Conversion.

(iii) Failure to Deliver Conversion Shares. If the Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares to rescind the Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares (if any) issued to such Holder pursuant to the rescinded Conversion Notice.

(iv) Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue and deliver the Conversion Shares upon Conversion of this Note on the relevant Share Delivery Date in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set off, counter claim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person (unless the Conversion would violate any law applicable to the Company), and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Note shall elect to convert any or all of the Conversion Amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought and obtained, and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the greater of (i) the Default Amount of this Note and (ii) the converted value of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed Conversion. If the Company fails for any reason to deliver to the Holder such Conversion Shares pursuant to Section 5(b)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Conversion Amount being converted, the sum of (1) $20 per Trading Day (increasing to $35 per Trading Day on the fifth (5th) Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion, and (2) the product of (i) the number of Conversion Shares issuable upon such conversion and (ii) the difference between the highest trade price and the lowest trade price during the period beginning on the Conversion Date of such Conversion and the date on which the Conversion Shares are delivered to Holder’s prime broker and are available to be sold. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Note remains outstanding. Nothing herein shall prohibit the Holder from seeking to enforce damages pursuant to any other section hereof or under applicable law.

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(v) Fractional Shares: No fractional shares or scrip representing fractional shares shall be issued upon any Conversion. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon any Conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(vi) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Note so converted. The Company shall pay all transfer agent fees required for same-day processing of any conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Conversion Shares.

(c) Holder’s Conversion Limitations. The Company shall not affect any Conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to such Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon Conversion of this Note, but shall exclude the number of shares which are issuable upon conversion of the unconverted or unexercised portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 5(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(c) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which Conversion Amount of this Note is convertible shall be in the sole discretion of the Holder. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 5(c), in determining the number of outstanding Common Stock, the Holder may rely on the number of outstanding Common Stock as stated in the most recent of the following: (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note and any Warrants, by the Holder or its Affiliates since the date as of which such number of outstanding Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon Conversion of this Note. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 5(c), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Common Stock upon Conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 5(c) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. Notwithstanding the foregoing, in the event the Holder elects to increase the Beneficial Ownership Limitation above 4.99%, the Holder covenants and agrees that, without the prior written consent of the Company, it shall not, directly or indirectly, act in concert with, form a “group” (as defined in Section 13(d)(3) of the Exchange Act), or otherwise coordinate or collaborate with any other person or entity that is a filer or required to be a filer under Schedule 13D with respect to the Common Stock of the Company, in any manner that is intended to or would reasonably be expected to oppose, challenge, or act in a manner adverse to the Company’s management or Board. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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Section 6. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in Common Stock on Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any Common Stock issued by the Company upon conversion of, or payment of interest on, the Notes), (ii) subdivides outstanding Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Maximum Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re classification.

(b) Fundamental Transactions. If, at any time while this Note is outstanding: (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which, at any time while this Note is outstanding on or after the date of the occurrence (if any) of an Event of Default, holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Stock (not including any Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 5(c) on the Conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock issuable upon Conversion of this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation). For purposes of any such conversion, the determination of the Maximum Conversion Price and/or Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other Transaction Documents (as defined in the Purchase Agreement) in accordance with the provisions of this Section 6(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Stock acquirable and receivable upon Conversion of this Note (without regard to any limitations in Section 5(c) on the Conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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(c) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(d) Adjustment to Conversion Price. Whenever the Conversion Price or Maximum Conversion Price is adjusted pursuant to any provision of this Section 6, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price and/or Maximum Conversion Price (as applicable) after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 7. Events of Default.

It shall be considered an event of default if any of the following events listed in this Section 4 (each, an “Event of Default”) shall occur:

(a) Failure to Pay Principal or Interest. The Company fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

(b) Failure to Reserve or Deliver Shares. (1) The Company fails to reserve the Required Reserve Amount of shares of Common Stocks Stock required under the terms of the Purchase Agreement, fails to issue Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Company directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note subject to regulations (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph), or fails to supply an opinion letter specific to the fact that Common Stock issued pursuant to conversion of the Note, as well as the shares issued pursuant to the Warrant are exempt from Registration Requirements pursuant to Rule 144, and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Company to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Company to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Company’s transfer agent in order to process a conversion, such advanced funds shall be paid by The Company to the Holder within five (5) business days of a demand from the Holder, either in cash or as an addition to the outstanding Principal Amount of the Note, and such choice of payment method is at the discretion of The Company. (2) The Company establishes a reserve of its Common Stock for the benefit of a party other than the Holder, without obtaining prior approval in writing by the Lead Investor.

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(c) Breach of Covenants. The Company, or the relevant related party, as the case may be, breaches any covenant, post-closing obligation or other term or condition contained in any Transaction Document that has a Material Adverse Effect.

(d) Breach of Representations and Warranties. Any representation or warranty of the Company made herein or in any agreement, statement or certificate given pursuant hereto or in connection herewith, shall be false or misleading in any respect when made and the breach of which has (or with the passage of time will have) a Material Adverse Effect.

(e) Receiver or Trustee. The Company or any Subsidiary of the Company shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed, except as part of the Crown Medical Collection initiative.

(f) Judgments or Settlements. (1) Any money judgment, writ or similar process shall be entered or filed against the Company or any Subsidiary of the Company or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days unless otherwise consented to by the Holder; or (2) the settlement of any claim or litigation, creating an obligation on the Company in amount over $2,000,000.

(g) Bankruptcy. The bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief shall be instituted by or against the Company or any Subsidiary of the Company, except any filing related to the Company’s Crown Medical Collections initiative.

(h) Delisting of Common Stocks. If at any time on or after the date hereof, (i) the Company shall fail to maintain the listing or quotation of the Common Stock on a national securities exchange or any tier of the over-the-counter market maintained by OTC Markets Group, Inc. (“OTC”) other than the OTC’s Expert Market, or (ii) subsequent to an uplisting of the Company’s Common Stock to a National Exchange (as defined in the Exchange Act), the Company shall fail to maintain such listing or quotation on a National Exchange.

(i) Failure to Comply with Regulatory Reporting Requirements. The Company fails to be in material compliance with, or ceases to be subject to, the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings).

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(j) Change of Control or Liquidation. Any Change of Control of the Company, or the dissolution, liquidation, or winding up of The Company or any substantial portion of its business. As used herein, a “Change of Control” shall be deemed to occur upon the consummation of any of the following events: (a) any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act (other than the Company or any Subsidiary of the Company) shall beneficially own (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, at least 50% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board; (b) Current Directors (as herein defined) shall cease for any reason to constitute at least a majority of the members of the Board (for this purpose, a “Current Director” shall mean any member of the Board as of the date hereof and any successor of a Current Director whose election, or nomination for election by the Company’s shareholders, was approved by at least a majority of the Current Directors then on the Board); (c) (i) the complete liquidation of the Company or (ii) the merger or consolidation of the Company, other than a merger or consolidation in which (x) the holders of the Common Stock of the Company immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the Common Stocks of the continuing or surviving corporation immediately after such consolidation or merger or (y) the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation, which liquidation, merger or consolidation has been approved by the shareholders of the Company; (d) the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company pursuant to an agreement (or agreements) which has (have) been approved by the shareholders of the Company; or (e) the termination of the current Chief Executive Officer of the Company.

(k) Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l) Maintenance of Assets. The failure by the Company to maintain any intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future), to the extent that such failure would result in a Material Adverse Effect.

(m) Financial Statement Restatement. The Company restates any financial statements for any date or period from two years prior to the Original Issue Date and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note.

(n) Challenge to Validity or Enforceability. The Company, the undersigned, or any party acting on their behalf contests, disputes, or otherwise challenges the validity, enforceability, or authorization of this Note or any of the other Transaction Documents, or any obligations arising hereunder or thereunder, or (ii) the Company, the undersigned, or any party acting on their behalf, asserts, directly or indirectly, that the execution, delivery, or performance of this Note, or any of the other Transaction Documents, was not duly authorized.

(o) Illegality. Any court of competent jurisdiction issues an order declaring this Note, any of the other Transaction Documents or any provision hereunder or thereunder to be illegal.

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(p) Cross-Default. Notwithstanding anything to the contrary contained in this Note or any of the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in any of the other financial instrument, including but not limited to all promissory notes, currently issued, or hereafter issued, by the Company, to the Holder or any other third party (the “Other Agreements”), after the passage of all applicable notice and cure or grace periods, that results in a Material Adverse Effect shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

(q) Reverse Splits. The Company effectuates a reverse split of its Common Shares without ten (10) days prior written notice to the Holder.

(r) Replacement of Transfer Agent. In the event that the Company proposes to replace its transfer agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to the Purchase Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company and the Company.

(s) DWAC Eligibility. In addition to the Event of Default in Section 4.1.21, the Common Stock is otherwise not eligible for trading through the DTC’s Fast Automated Securities Transfer or Deposit/Withdrawal at Custodian programs, or if the Company is not registered with DTC on the Issue Date, Company fails to become DTC registered within 30 days of the Issue Date.

(t) Inside Information. Unless such information is requested by the Holder, any attempt by the Company or its officers, directors, and/or affiliates to transmit, convey, disclose, or any actual transmittal, conveyance, or disclosure by the Company or its officers, directors, and/or affiliates of, material non-public information concerning the Company, to the Holder or its successors and assigns, which is not immediately cured by Company’s filing of a Form 8-K pursuant to Regulation FD on that same date.

(u) Failure of Security Interest. (a) Any material provision of the Security Agreement shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under the Security and Pledge Agreement; (b) the Security Agreement, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Holder on any Collateral (as defined in the Security Agreement).

(v) Failure to Register Shares. The Company shall fail to cause the Underlying Shares (as defined in the Purchase Agreement) to be registered pursuant to the terms of the Purchase Agreement.

(w) Chief Executive Officer Conduct. The Chief Executive Officer is indicted or arrested for violating any law, rule, regulation, or cease-and-desist order, or is convicted of a criminal offense in a state of federal court (but not including traffic violations or similar offenses) and the arrest or indictment has a Material Adverse Effect.

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(x) Section 3(a)(10) Transactions. The Company shall enter into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act (“3(a)(10) Transaction”).

(y) Failure to Obtain Stockholder Approval. The Company shall fail to obtain the Stockholder Approval by November 22, 2025.

The parties agree that it shall not be an “Event of Default” if a UCC that was unknown is subsequently discovered, on the condition that RDM files UCC-3.

If any Event of Default occurs the Default Amount shall become immediately due and payable in cash, and the Company shall pay to the holders of Notes (pro rata, in accordance with their respective Original Principal Amounts) an aggregate monthly monitoring fee of $10,000 per month, payable upon the occurrence of such Event of Default and on each Interest Payment Date thereafter. The Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and/or all other Transaction Documents (including the Security Agreement) and all other remedies available to it under applicable law. Any acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment of this Note. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Purchase Agreement, or such other, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(a).

(b) Absolute Obligation; Ranking. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and accrued interest on, as applicable, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note: (i) is a direct debt obligation of the Company; (ii) ranks pari-passu with all other senior obligations of the Company and senior to all subordinated and junior obligations of the Company; and (iii) is secured by the Security Agreement and the Collateral (as defined therein).

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be determined in accordance with Section 5.08 of the Purchase Agreement.

(e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

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(f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(j) Amendments; Waivers. Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Purchase Agreement.

Section 9. Intentionally Omitted.

Section 10. Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by any Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Holder to the unpaid principal amount of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Holder’s election.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PROPHASE LABS, INC.

By:
Name:	Ted Karkus
Title:	Chief Executive Officer

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